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                                                                   EXHIBIT 23.01
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1999 in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Veritas Software Corporation for the registration of shares of its common stock.


                                                /s/ Ernst & Young LLP



San Jose, California
July 29, 1999